Rule 497(e)

File Nos. 333-189440 and 811-05961

GREAT-WEST SMART TRACK® II VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated August 3, 2018

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2018.

Effective on or about August 24, 2018 (the “Effective Date”), the Great-West Loomis Sayles Bond Fund will be renamed the Great-West Multi-Sector Bond Fund and the Great-West Templeton Global Bond Fund will be renamed the Great-West Global Bond Fund. Therefore, as of the Effective Date, all references in the Prospectus and SAI to these Funds are amended to be references to the Great-West Multi-Sector Bond Fund and Great-West Global Bond Fund.

Effective immediately, the underlying index of the ALPS/Alerian Energy Infrastructure Portfolio has changed from the Alerian Energy Infrastructure Index to the Alerian Midstream Energy Select Index. Accordingly, the Fund objective in the Portfolio Investment Objectives section of the Prospectus is hereby deleted in its entirety and replaced with the following:

“Seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “Index”).”

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.